SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is made and entered into as of December _____, 2011 by and among 22nd Century Group, Inc., a Nevada corporation (the “Company”), and the purchaser(s) identified on the signature pages hereto (each a “Purchaser” and collectively, the “Purchasers”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2), Section 4(6), and Regulation S of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D promulgated thereunder, the Company desires to offer, issue and sell to the Purchasers (the “Offering”), and the Purchasers, severally and not jointly, desire to purchase from the Company, in the aggregate, up to Two Million Five Hundred and Eighty-Seven Thousand and Five Hundred Dollars ($2,587,500) in principal amount of promissory notes (the “Convertible Notes”) at a discounted purchase price of an aggregate of Two Million Two Hundred and Fifty Thousand Dollars ($2,250,000), with such Convertible Notes being convertible as hereinafter provided into shares of common stock of the Company, par value $0.00001 per share (the “Common Stock”), at the conversion price of $0.75 per share of Common Stock (the “Conversion Price”);

WHEREAS, in the event a Purchaser converts all or any portion of the Convertible Notes into shares of Company Common Stock, then at the time of such conversion of such Convertible Notes the converting Purchaser shall also receive at that time a five-year warrant to purchase up to an aggregate of one hundred twenty percent (120%) of the total number of shares of Common Stock into which the Convertible Notes purchased by such Purchaser have been then converted (the “Warrants”), with such Warrants having an exercise price equal to One Dollar and Fifty Cents ($1.50). per share of Common Stock; and

WHEREAS, for purposes of this Agreement, the Convertible Notes, the Warrants and the shares of Common Stock into which the Convertible Notes are convertible and into which the Warrants are exercisable being hereinafter collectively referred to as the “Securities”.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which is hereby acknowledged, the Company and each of the Purchasers agree as follows:

A.	Purchase and Sale

(1)           The introductory paragraphs of this Agreement are hereby incorporated into this Agreement as if fully set forth herein.  Subject to the terms and conditions set forth in this Agreement, at the Closing the Company shall issue and sell to each Purchaser, and each Purchaser shall, severally and not jointly, purchase from the Company, the principal amount of Convertible Notes and number of Warrants set forth on such Purchaser’s signature page to this Agreement.  The Closing shall take place at the offices of Foley & Lardner LLP, One Independent Drive, Suite 1300, Jacksonville, FL 32202, on the Closing Date or at such other location or time as the parties may agree (the “Closing”).  “Closing Date” means the business day on which all of the conditions set forth in Sections H(1) and H(2) hereof are satisfied or waived, or such other date as the parties may mutually agree in writing.

(2)           Prior to or at the Closing, each Purchaser shall deliver or cause to be delivered to the Company the aggregate purchase price for the Convertible Notes and Warrants to be purchased by such Purchaser as set forth on the signature page of such Purchaser hereto (the “Investment Amount”).  Wire transfer instructions are set forth on Schedule A attached hereto.  Such funds will be held for the Purchaser’s benefit, and will be returned promptly, without interest or setoff, if this Agreement is not accepted by the Company, or the Offering is terminated pursuant to its terms by the Company.

(3)           The Convertible Notes to be issued to a Purchaser hereunder shall consist of the principal amount of Convertible Notes equal to (x) the Investment Amount provided by such Purchaser multiplied by (y) one hundred fifteen percent (115%).  In the event a Purchaser converts all or any portion of the Convertible Notes into shares of Company Common Stock, then at the time of such conversion of such Convertible Notes the converting Purchaser shall also receive at that time Warrants to purchase shares of Common Stock equal to one hundred twenty percent (120%) of the number of shares of Common Stock into which the Convertible Notes purchased by such Purchaser have been then converted.

(4)           At the Closing, the Company shall deliver to the Purchasers a certificate stating that the representations and warranties made by the Company in Section C of this Agreement were true and correct in all material respects when made and are true and correct in all material respects on the Closing Date relating to the Securities purchased pursuant to this Agreement as though made on and as of such Closing Date (provided, however, that representations and warranties that speak as of a specific date shall continue to be true and correct as of the Closing with respect to such date).  The foregoing obligations of the Company shall be conditions precedent to each Purchaser’s obligation to complete the purchase of the Securities as contemplated by this Agreement.

(5)           Each Purchaser acknowledges and agrees that the purchase of the Securities by such Purchaser pursuant to the Offering is subject to all the terms and conditions set forth in this Agreement.

(6)           The Purchaser understands and agrees that the Company in its sole discretion reserves the right to accept or reject this or any other subscription for Securities, in whole or in part, notwithstanding prior receipt by the Purchaser of notice of acceptance of this subscription.  The Company shall have no obligation hereunder until the Company shall execute and deliver to the subscriber an executed copy of this Agreement.  If this subscription is rejected in whole, or the Offering is terminated, all funds received from the Purchaser will be returned without interest or offset, and this Agreement shall thereafter be of no further force or effect.  If this subscription is rejected in part, the funds for the rejected portion of such subscription will be returned without interest or offset, and this Agreement will continue in full force and effect to the extent this subscription was accepted.

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B.	Representations and Warranties of the Purchaser

Each Purchaser, severally and not jointly, hereby represents and warrants to the Company as of the date hereof and as of the Closing Date, and agrees with the Company as follows:

(1)           The Purchaser has carefully read this Agreement, the term sheet attached hereto as Exhibit A (the “Term Sheet”), the form of Convertible Note attached hereto as Exhibit B, and the form of Warrant attached hereto as Exhibit C (collectively the “Offering Documents”), and is familiar with and understands the terms of the Offering, and the Purchaser also acknowledges having access to and reviewed or had the opportunity to access and review all of the information regarding the Company that is publicly available on the EDGAR database of the United States Securities and Exchange Commission (“SEC”), including but not limited to portions of the Company’s publicly available documents which consist of the financial statements included therein and the sections therein entitled “Risk Factors” and “Our Business” (collectively, the “Publicly Available Information”).  The Purchaser fully understands all of the risks related to the purchase of the Securities.  The Purchaser has carefully considered and has discussed, or has the opportunity to discuss, with the Purchaser’s professional legal, tax, accounting and financial advisors, to the extent the Purchaser has deemed necessary, the suitability of an investment in the Securities for the Purchaser’s particular tax and financial situation and has determined that the Securities being purchased by the Purchaser are a suitable investment for the Purchaser.  The Purchaser recognizes that an investment in the Securities involves substantial risks, including the possible loss of the entire amount of such investment.  The Purchaser further recognizes that the Company has broad discretion concerning the use and application of the proceeds from the Offering.

(2)           The Purchaser acknowledges that (i) the Purchaser has had the opportunity to request copies of any documents, records and books pertaining to this investment and (ii) any such documents, records and books that the Purchaser requested have been made available for inspection by the Purchaser, the Purchaser’s attorney, accountant or other advisor(s).  The Purchaser has requested, received, reviewed and considered all information it deems relevant in making an informed decision to purchase the Securities.

(3)           The Purchaser and the Purchaser’s advisor(s) have had a reasonable opportunity to ask questions of and receive answers from representatives of the Company or Persons (as defined below) acting on behalf of the Company concerning the Company, the Offering and the Securities and all such questions have been answered to the full satisfaction of the Purchaser.  For purposes of this Agreement, “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

(4)           The Purchaser is not subscribing for Securities as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or the Internet (including without limitation, internet “blogs,” bulletin boards, discussion groups and social networking sites) or presented at any seminar, meeting or conference whose attendees have been invited by any general solicitation or general advertising.

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(5)           If the Purchaser is a natural Person, the Purchaser has reached the age of majority in the state in which the Purchaser resides.  The Purchaser has adequate means of providing for the Purchaser’s current financial needs and contingencies, is able to bear the substantial economic risks of an investment in the Securities for an indefinite period of time, has no need for liquidity in such investment and can afford a complete loss of such investment.

(6)           The Purchaser has sufficient knowledge and experience in financial, tax and business matters to enable the Purchaser to utilize the information made available to the Purchaser in connection with the Offering, to evaluate the merits and risks of an investment in the Securities and to make an informed investment decision with respect to an investment in the Securities on the terms described in the Offering Documents.  The Purchaser has independently evaluated the merits and risks of its decision to purchase the Securities pursuant to the Offering Documents, and the Purchaser confirms that it has not relied on the advice of the Company’s or any other Purchaser’s business and/or legal counsel in making its investment decision.  Such Purchaser confirms that none of such Persons has made any representations or warranties to such Purchaser in connection with the transactions contemplated by the Offering Documents.

(7)           The Purchaser will not sell or otherwise transfer the Securities without registration under the Securities Act and applicable state securities laws or an applicable exemption therefrom.  The Purchaser acknowledges that neither the offer nor sale of the Securities has been registered under the Securities Act or under the securities laws of any state.  The Purchaser represents and warrants that the Purchaser is acquiring the Securities for the Purchaser’s own account, for investment purposes and not with a view toward resale or distribution within the meaning of the Securities Act, except pursuant to sales registered or exempted under the Securities Act.  The Purchaser is acquiring the Securities in the ordinary course of business.  The Purchaser has not offered or sold the Securities being acquired nor does the Purchaser have any present intention of selling, distributing or otherwise disposing of such Securities either currently or after the passage of a fixed or determinable period of time or upon the occurrence or non-occurrence of any predetermined event or circumstances in violation of the Securities Act.  The Purchaser is aware that (i) the Securities are not currently eligible for sale in reliance upon Rule 144 (as defined below) and (ii) the Company has no obligation to register the Securities purchased hereunder. By making these representations herein, the Purchaser is not making any representation or agreement to hold the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an available exemption to the registration requirements of the Securities Act.

(8)           The Purchaser understands that except for the piggy-back registration rights provided in Section E hereof: (i) the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) the Purchaser shall have delivered to the Company an opinion of counsel, in a form reasonably acceptable to the Company, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) the Purchaser provides the Company with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the Securities Act (or a successor rule thereto) (collectively, “Rule 144”); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other Person is under any obligation to register the Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

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(9)           The Purchaser acknowledges that any certificates or other evidence that may be issued representing the Securities shall bear any legend required by the securities laws of any state and be stamped or otherwise imprinted with a legend substantially in the following form:

The securities represented hereby have not been registered under the Securities Act of 1933, as amended, or any state securities laws and neither the securities nor any interest therein may be offered, sold, transferred, pledged or otherwise disposed of except pursuant to an effective registration under such act or an exemption from registration, which, in the opinion of counsel reasonably satisfactory to this corporation, is available.

Certificates evidencing the Securities shall not be required to contain such legend or any other legend (i) following any sale of such Securities pursuant to Rule 144, or (ii) if such Securities have been sold pursuant to the Registration Statement (as hereafter defined) and in compliance with the obligations set forth in Section E(6) below, or (iii) such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the SEC), in each such case (i) through (iii) to the extent determined by the Company’s legal counsel in its sole discretion.  Each Purchaser, severally and not jointly with the other Purchasers, agrees that the removal of such legend from certificates evidencing the Securities is predicated upon (i) the reliance by the Company that the Purchaser will sell such Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and/or (ii) that in the context of a sale under Rule 144, if requested by the transfer agent of the Securities, the Purchaser shall have signed and delivered a representation letter relating to the Purchaser’s Securities.

(10)           If this Agreement is executed and delivered on behalf of a partnership, corporation, trust, estate or other entity:  (i) such partnership, corporation, trust, estate or other entity is duly organized and validly existing and has the full legal right and power and all authority and approval required (a) to execute and deliver this Agreement and all other instruments executed and delivered by or on behalf of such partnership, corporation, trust, estate or other entity in connection with the purchase of its Securities, and (b) to purchase and hold such Securities; (ii) the signature of the party signing on behalf of such partnership, corporation, trust, estate or other entity is binding upon such partnership, corporation, trust, estate or other entity; and (iii) such partnership, corporation, trust or other entity has not been formed for the specific purpose of acquiring such Securities, unless each beneficial owner of such entity is qualified as an accredited investor within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act and has submitted information to the Company substantiating such individual qualification.

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(11)           If the Purchaser is a retirement plan or is investing on behalf of a retirement plan, the Purchaser acknowledges that an investment in the Securities poses additional risks, including the inability to use losses generated by an investment in the Securities to offset taxable income.

(12)           The information contained in the purchaser questionnaire in the form of Exhibit D attached hereto (the “Purchaser Questionnaire”) delivered by the Purchaser in connection with this Agreement is complete and accurate in all respects.  The Purchaser is (i) an “accredited investor” as defined in Rule 501(a) of Regulation D under the Securities Act (“Regulation D”) on the basis indicated therein, or (ii) is not a U.S. Person as defined in Regulation S under the Securities Act (“Regulation S”) and is a resident of the jurisdiction set forth therein.  The Purchaser is not required to be a registered broker-dealer under Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  The information contained in the selling stockholder questionnaire in the form of Exhibit E attached hereto (the “Selling Stockholder Questionnaire”) and the anti-money laundering information form in the form of Exhibit F attached hereto (the “Anti-Money Laundering Information Form”) delivered by the Purchaser in connection with this Agreement are complete and accurate in all respects.  The Purchaser will notify the Company immediately of any changes in any such information contained in such Purchaser’s Purchaser Questionnaire, Selling Stockholder Questionnaire, or Anti-Money Laundering Information Form until such time as the Purchaser has sold all of its shares of Common Stock issuable upon the conversion of the Convertible Notes and/or upon the exercise of the Warrants or, if the shares of Common Stock are registered pursuant to Section E, until the Company is no longer required to keep the Registration Statement, as defined in Section E below, effective, except to the extent that such changed information is not required under the Securities Act to be disclosed in an amendment or supplement to the Registration Statement.

(13)           The Purchaser acknowledges that the Company will have the authority to issue additional shares of Common Stock and other securities of the Company in excess of the Securities being issued in connection with the Offering, and that the Company may issue additional shares of Common Stock and other securities of the Company from time to time, which may cause dilution of the existing shares of Common Stock and a decrease in the market price of such existing shares of Common Stock.

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(14)           The Purchaser acknowledges that the Company has existing contractual commitments to broker-dealers for which the Company may be required to pay a commission upon the closing of the Offering up to ten percent (10%) of some portion of the aggregate consideration received by the Company from the Offering and warrants equal to up to six percent (6%) of some portion of the aggregate consideration received by the Company from the Offering, which warrants, if any, would be exercisable for a period of five years, at an exercise price equal to $1.50 per share of Common Stock .

(15)           The Purchaser understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Securities.

(16)           The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(17)           This Agreement has been duly and validly authorized, executed and delivered on behalf of the Purchaser and shall constitute the legal, valid and binding obligations of such Purchaser enforceable against the Purchaser in accordance its terms.

(18)           The execution, delivery and performance by the Purchaser of this Agreement and the consummation by the Purchaser of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of the Purchaser or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Purchaser is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to the Purchaser, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Purchaser to perform its obligations hereunder.

(19)           The Purchaser acknowledges that any estimates or forward-looking statements included in the Company’s Publicly Available Information were prepared by the Company in good faith but that the attainment of any such estimates or forward-looking statements cannot be guaranteed by the Company and should not be relied upon.

(20)           No oral or written representations have been made, or oral or written information furnished, to the Purchaser or its advisers, if any, in connection with the Offering which are in any way inconsistent with the information contained in the Company’s Publicly Available Information.

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(21)           Other than consideration that may be payable by the Company to broker-dealers as disclosed in Section B(14), the Purchaser has not entered into any agreement or arrangement that would entitle any broker or finder to compensation by the Company in connection with the sale of the Securities to such Purchaser.

(22)           The Purchaser has, in connection with its purchase of the Securities, complied with all applicable provisions of the Securities Act, including the rules and regulations promulgated by the SEC thereunder, and applicable state securities laws.

(23)           Each Purchaser who is not a US Person as defined in Regulation S (“US Person”) represents and warrants as follows:

(i)           (a) the Purchaser is not a US Person and is not acting for the account or benefit of a US Person and (b) the Purchaser is purchasing the Securities in an offshore transaction pursuant to Regulation S;

(ii)           the Purchaser understands that the Securities have not been and will not be registered under the Securities Act and may not be offered, resold, pledged or otherwise transferred by such Purchaser except (a) (i) in the United States to a person whom the seller reasonably believes is a qualified institutional buyer in a transaction meeting the requirements of Rule 144, (ii) outside the United States in a transaction complying with the provisions of Rule 903 or Rule 904 of Regulation S, (iii) pursuant to an exemption from registration under the Securities Act provided by Rule 144 (if available), or (iv) pursuant to an effective registration statement under the Securities Act, and (b) in accordance with any applicable securities laws of any state of the United States and other jurisdictions;

(iii)           the Purchaser understands and agrees that, if in the future it decides to resell, pledge or otherwise transfer the Securities or any beneficial interests in any Securities prior to the date which is twelve (12) months after the later of (a) the date when the Securities are first offered to persons (other than distributors) pursuant to Regulation S and (b) the date of closing of the Offering, it will do so only (i) in compliance with the restrictions set forth herein, (ii) pursuant to an effective registration statement under the Securities Act, or (iii) in accordance with the provisions of Rule 144 (if available) or Regulation S, and in each of such cases in accordance with any applicable securities laws of any state of the United States;

(iv)           the Purchaser agrees to, and each subsequent holder is required to, notify any purchaser of the Securities from it of the resale restrictions referred to in paragraphs (ii) and (iii) above, if then applicable;

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(v)           the Purchaser acknowledges that, prior to any proposed transfer of the Securities other than pursuant to an effective registration statement, the transferee of the Securities may be required to provide certifications and other documentation relating to the non-US Person status of such transferee.

The Purchaser should check the Office of Foreign Assets Control (“OFAC”) website at <http://www.treas.gov/ofac> before making the representations contained in Sections B(24) and B(25) hereof.

(24)           The Purchaser represents that the amounts invested by it in the Offering were not and are not directly or indirectly derived from activities that contravene federal, state or international laws and regulations, including anti-money laundering laws and regulations. Federal regulations and Executive Orders administered by OFAC prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals.  The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website at <http://www.treas.gov/ofac>.  In addition, the programs administered by OFAC (the “OFAC Programs”) prohibit dealing with individuals1 or entities in certain countries regardless of whether such individuals or entities appear on the OFAC lists.

(25)           To the best of the Purchaser’s knowledge, none of: (1) the Purchaser; (2) any Person controlling or controlled by the Purchaser; (3) if the Purchaser is a privately-held entity, any Person having a beneficial interest in the Purchaser; or (4) any Person for whom the Purchaser is acting as agent or nominee in connection with this investment is a country, territory, individual or entity named on an OFAC list, or a person or entity prohibited under the OFAC Programs.  Please be advised that the Company may not accept any amounts from a prospective investor if such prospective investor cannot make the representation set forth in the preceding paragraph.  The Purchaser agrees to promptly notify the Company should the Purchaser become aware of any change in the information set forth in these representations.  The Purchaser understands and acknowledges that, by law, the Company may be obligated to “freeze the account” of the Purchaser, either by prohibiting additional subscriptions from the Purchaser, declining any redemption requests and/or segregating the assets in the account in compliance with governmental regulations.  The Purchaser further acknowledges that the Company may, by written notice to the Purchaser, suspend the redemption rights, if any, of the Purchaser if the Company reasonably deems it necessary to do so to comply with anti-money laundering regulations applicable to the Company or any of the Company’s other service providers.  These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs.

1 These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs.

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(26)           To the best of the Purchaser’s knowledge, none of: (1) the Purchaser; (2) any Person controlling or controlled by the Purchaser; (3) if the Purchaser is a privately-held entity, any Person having a beneficial interest in the Purchaser; or (4) any Person for whom the Purchaser is acting as agent or nominee in connection with this investment is a senior foreign political figure,2 or any immediate family3 member or close associate4 of a senior foreign political figure, as such terms are defined in the footnotes below.

(27)           If the Purchaser is affiliated with a non-U.S. banking institution (a “Foreign Bank”), or if the Purchaser receives deposits from, makes payments on behalf of, or handles other financial transactions related to a Foreign Bank, the Purchaser represents and warrants to the Company that: (i) the Foreign Bank has a fixed address, other than solely an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities; (ii) the Foreign Bank maintains operating records related to its banking activities; (iii) the Foreign Bank is subject to inspection by the banking authority that licensed the Foreign Bank to conduct banking activities; and (iv) the Foreign Bank does not provide banking services to any other Foreign Bank that does not have a physical presence in any country and that is not a regulated affiliate.

C.	Representations and Warranties of the Company

Except as disclosed in the Company’s Publicly Available Information, the Company hereby makes the following representations and warranties to the Purchasers.  For purposes of this Section C, the phrase “to the knowledge of the Company” or any phrase of similar import shall be deemed to refer to the actual knowledge Joseph Pandolfino or Henry Sicignano III, as well as any other knowledge that such individuals would have possessed had they made reasonable inquiry with respect to the matters in question.

(1)           Organization, Good Standing and Qualification.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has full corporate power and authority to conduct its business as currently conducted.  The Company is duly qualified to do business as a foreign corporation and is in good standing in all jurisdictions in which the character of the property owned or leased or the nature of the business transacted by it makes qualification necessary, except where any failure to be so qualified would not, individually or in the aggregate, have a material adverse effect on (i) the business, properties, financial condition or results of operations of the Company or (ii) the transactions contemplated hereby and by the other Offering Documents or by the agreements and instruments to be entered into in connection herewith or therewith or on the ability of the Company to perform its obligations under the Offering Documents (a “Material Adverse Effect”).

2 A “senior foreign political figure” is defined as a senior official in the executive, legislative, administrative, military or judicial branches of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government-owned corporation. In addition, a “senior foreign political figure” includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.

3 “Immediate family” of a senior foreign political figure typically includes the figure’s parents, siblings, spouse, children and in-laws.

4A “close associate” of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure.

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(2)           Capitalization.  As of the date of this Agreement, 27,909,646 shares of Common Stock of the Company and warrants and options to purchase an additional 8,651,978 shares of Common Stock of the Company are issued and outstanding.  Other than the foregoing securities of the Company, the warrants that may be issuable to Rodman & Renshaw in the event of the Closing of the Offering and as otherwise set forth above or as contemplated in this Agreement, (a) there are no other options, warrants, calls, rights, commitments or agreements of any character to which the Company is a party or by which either the Company is bound or obligating the Company to issue, deliver, sell, repurchase or redeem, or cause to be issued, delivered, sold, repurchased or redeemed, any shares of the capital stock of the Company or obligating the Company to grant, extend or enter into any such option, warrant, call, right, commitment or agreement and (b) the issuance and sale of the Securities contemplated hereby will not give rise to any preemptive rights, rights of first refusal or other similar rights on behalf of any Person.

(3)           Issuance of Securities.  The Securities and the shares of Common Stock underlying the Securities and their issuance have been duly and validly authorized by all necessary action and no further action is required by the Company in connection therewith.  The Securities and the shares of Common Stock underlying the Securities, when issued and paid for pursuant to this Agreement, will be validly issued, fully paid and non-assessable securities of the Company.  The issuance of the Securities may result in the right of holders of other securities of the Company to adjust the exercise, conversion, exchange or reset price under such securities.

(4)           Authorization; Enforceability.  The Company has all corporate right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.  All corporate action on the part of the Company necessary for the authorization, execution, delivery and performance of this Agreement by the Company has been taken and no further action is required by the Company in connection therewith.  This Agreement has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except as limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (iii) laws, or public policy underlying such laws, relating to indemnification and contribution.

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(5)           No Conflict; Governmental and Other Consents.

(a)           The execution and delivery by the Company of this Agreement, the issuance of the Securities by the Company, and the consummation of the transactions contemplated hereby will not result in the violation (i) assuming the accuracy of the representations and warranties of each Purchaser, of any law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or governmental authority to or by which the Company is bound, or (ii) of any provision of the Certificate of Incorporation or Bylaws of the Company, and will not conflict with, or result in a breach or violation of, any of the terms or provisions of, or constitute (with due notice or lapse of time or both) a default under or give to others any rights of termination, amendment, acceleration or cancellation of, any lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which the Company is a party or by which it is bound or to which any of its properties or assets is subject, nor result in the creation or imposition of any lien upon any of the properties or assets of the Company, except in each case to the extent that any such violation, conflict or breach would not be reasonably likely to have a Material Adverse Effect.

(b)           Assuming the accuracy of the representations and warranties of each Purchaser party hereto, no consent, approval, authorization or other order of any governmental authority or stock exchange, or other third-party is required to be obtained by the Company in connection with the authorization, execution and delivery of this Agreement or with the authorization, issue and sale of the Securities, except such post-Closing filings as may be required to be made with the SEC, and with any state or foreign “Blue Sky” or securities regulatory authority, or as would not be reasonably likely to have a Material Adverse Effect on the Company.

(6)           Litigation.  There are no pending or, to the Company’s knowledge, threatened legal or governmental proceedings against the Company or any of its subsidiaries or any of their respective officers or directors, which, if adversely determined, would individually or in the aggregate be reasonably likely to have a Material Adverse Effect on the Company.  There is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its subsidiaries or any of their respective officers or directors, wherein an unfavorable decision, ruling or finding could adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under this Agreement.  Neither the Company nor any Subsidiary (as defined below), nor any director or officer thereof (in his or her capacity as such), is or has been the subject of any action involving a claim or violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty.

(7)           Financial Information.  The Company’s financial statements that appear in the public filings of the Company as filed with the SEC have been prepared in accordance with United States generally accepted accounting principles (“GAAP”), except in the case of unaudited statements or as may be indicated therein or in the notes thereto, applied on a consistent basis throughout the periods indicated and such financial statements fairly present in all material respects the financial condition and results of operations and cash flows of the Company as of the dates and for the periods indicated therein (subject, in the case of unaudited statements, to normal year-end audit adjustments).

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(8)           Absence of Certain Changes.  Since the date of the Company’s most recent financial statements contained in the public filings of the Company as filed with the SEC, (i) there has not occurred any event not disclosed in the Company’s Publicly Available Information that individually or in the aggregate has caused a Material Adverse Effect or any occurrence, circumstance or combination thereof that reasonably would be likely to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business, (B) liabilities that would not be required to be reflected in the Company's financial statements pursuant to GAAP, or (C) obligations pursuant to the agreements with Rodman & Renshaw (iii) the Company has not (A) declared or paid any dividends, (B) amended or changed the Certificate of Incorporation or Bylaws  of the Company or similar corporate or limited liability company documents of its Subsidiaries, or (C) altered its method of accounting or the identity of its auditors and (iv) the Company has not made a material change in officer compensation except in the ordinary course of business consistent with past practice.

(9)           Investment Company.  The Company is not an “investment company” within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC thereunder.

(10)           Subsidiaries.  22nd Century Limited, LLC is a wholly-owned Subsidiary of the Company. Hercules Pharmaceuticals, LLC is a wholly-owned Subsidiary of 22nd Century Limited, LLC.  Goodrich Tobacco Company, LLC is a 96% owned Subsidiary of the Company.  For the purposes of this Agreement, “Subsidiary” shall mean any company or other entity of which at least 50% of the securities or other ownership interest having ordinary voting power for the election of directors or other Persons performing similar functions are at the time owned directly or indirectly by the Company or any of its other Subsidiaries.  The Company or one of its Subsidiaries has the unrestricted right to vote, and subject to limitations imposed by applicable law, to receive dividends and distributions on all capital securities of its Subsidiaries as owned by the Company or such Subsidiary.

(11)           Certain Fees.  Other than compensation that may payable pursuant to Section B(14) as a result of the Closing of the Offering, no brokers’, finders’ or financial advisory fees or commissions will be payable by the Company with respect to the transactions contemplated by this Agreement.

(12)           No Violation or Default. Neither the Company nor any of its Subsidiaries is (i) in violation of any law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court, or (ii) in violation of any provision of its charter or bylaws, or (iii) in violation of or default under any lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which the Company is a party or by which it is bound or to which any of its properties or assets is subject, except in each case to the extent that any such violation or default is disclosed in the Company’s Publicly Available Information or would not be reasonably likely to have a Material Adverse Effect.

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(13)           Taxes.  The Company has filed or has valid extensions of the time to file all necessary material federal, state, and foreign income and franchise tax returns due prior to the date hereof and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of any material tax deficiency which has been or might be asserted or threatened against it which could reasonably be expected to result in a Material Adverse Effect.

(14)           Insurance.  The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company believes are prudent and customary in the businesses in which the Company is engaged.  The Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without an increase in cost significantly greater than general increases in cost experienced for similar companies in similar industries with respect to similar coverage.

(15)             Intellectual Property Rights and Licenses.  Except as disclosed in the Company’s Publicly Available Information, the Company owns or possesses adequate rights or licenses to use any and all information, know-how, trade secrets, patents, copyrights, trademarks, service marks, trade names, domain names, software, formulae, methods, processes and other intangible properties (“Intangible Rights”) that are of a such nature and significance to its business that the failure to own or have the right to use or derivatize such items individually or in the aggregate would have a Material Adverse Effect.  The Company has not received any notice that it is in conflict with or infringing upon the asserted intellectual property rights of others, and neither the use of the Intangible Rights nor the operation of the Company’s businesses is infringing or has infringed upon any intellectual property rights of others.  Except as disclosed in the Company’s Publicly Available Information, all payments have been duly made that are necessary to maintain the Intangible Rights in force.  Except as disclosed in the Company’s Publicly Available Information, no claims have been made and no claims are threatened, that oppose or challenge the validity, scope or title to any Intangible Right of the Company.  The Company and each of its Subsidiaries have taken reasonable steps to obtain and maintain in force all licenses and other permissions under Intangible Rights of third parties necessary to conduct their businesses as heretofore conducted by them, now being conducted by them or are otherwise reasonably anticipated to be conducted, and the Company and each of its Subsidiaries are not, have not been and do not anticipate being in material breach of any such license or other permission.

(16)           Compliance with Law; Foreign Corrupt Practices.  The Company is in compliance with all applicable laws, except for such noncompliance that individually or in the aggregate would not reasonably be likely to have a Material Adverse Effect.  The Company has not received any notice of, nor does the Company have any knowledge of, any violation (or of any investigation, inspection, audit or other proceeding by any governmental entity involving allegations of any violation) of any applicable law involving or related to the Company which has not been dismissed or otherwise disposed of that individually or in the aggregate would be reasonably likely to have a Material Adverse Effect.  The Company has not received notice or otherwise has any knowledge that the Company is charged with, threatened with or under investigation with respect to, any violation of any applicable law that individually or in the aggregate would reasonably be likely to have a Material Adverse Effect.

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(17)           Ownership of Property.  Except as set forth in the Company’s financial statements included in the Company’s Publicly Available Information, the Company has (i) good and marketable fee simple title to its owned real property, if any, free and clear of all liens, except for liens which do not individually or in the aggregate have a Material Adverse Effect; (ii) a valid leasehold interest in all leased real property, and each of such leases is valid and enforceable in accordance with its terms (subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy), except as would not be reasonably likely to have a Material Adverse Effect, and (iii) good title to, or valid leasehold interests in, all of its other material properties and assets free and clear of all liens, except for liens which do not individually or in the aggregate have a Material Adverse Effect.

(18)           No Integrated Offering.  Neither the Company, nor, to its knowledge, any of its affiliates or other Person acting on the Company’s behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the Offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act, when integration would cause the Offering not to be exempt from the registration requirements of Section 5 of the Securities Act.

(19)           No General Solicitation.  Neither the Company nor, to its knowledge, any Person acting on behalf of the Company, has offered or sold any of the Securities by any form of “general solicitation” within the meaning of Rule 502 under the Securities Act.  To the knowledge of the Company, no Person acting on its behalf has offered the Securities for sale other than to the Purchasers and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

(20)           No Registration.  Assuming the accuracy of the representations and warranties made by, and compliance with the covenants of, the Purchasers in Section B hereof, and other than as required under this Agreement, no registration of the Securities under the Securities Act is required in connection with the offer and sale of the Securities by the Company to the Purchasers.

(21)            Transfer Taxes.  On the Closing Date, all stock transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the sale and transfer of the Securities to be sold to each Purchaser hereunder will be, or will have been, fully paid or provided for by the Company, and all laws imposing such taxes will be or will have been complied with.

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(22)           Environmental Matters. The Company has obtained, or has applied for, and is in compliance with and in good standing under all permits required under Environmental Laws (except for such failures that individually or in the aggregate would not be reasonably likely to have a Material Adverse Effect) and the Company has no knowledge of any proceedings to substantially modify or to revoke any such permit.  There are no investigations, proceedings or litigation pending or, to the Company's knowledge, threatened against the Company or any of the Company’s facilities relating to Environmental Laws or hazardous substances that individually or in the aggregate would not be reasonably likely to have a Material Adverse Effect.  “Environmental Laws” shall mean all federal, national, state, regional and local laws, statutes, ordinances and regulations, in each case as amended or supplemented from time to time, and any judicial or administrative interpretation thereof, including orders, consent decrees or judgments relating to the regulation and protection of human health, safety, the environment and natural resources.

(23)           Publicly Available Information.  The documents constituting the Company’s Publicly Available Information, when they were filed with the SEC, conformed in all material respects to the requirements of the Securities Act or Exchange Act, as applicable.

(24)           Acknowledgment Regarding Purchaser's Purchase of Securities.  The Company acknowledges and agrees that except as set forth on the signature page of this Agreement, no Purchaser is (i) an officer or director of the Company, (ii) an “affiliate” of the Company (as defined in Rule 144) or (iii) to the knowledge of the Company, a “beneficial owner” of more than 10% of the shares of Common Stock (as defined for purposes of Rule 13d-3 of the Exchange Act).  The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Offering Documents and the transactions contemplated hereby and thereby.

(25)           Employee Relations. The Company is not a party to any collective bargaining agreement and, to its knowledge, its employees are not union members.  Each of the Company and its Subsidiaries is in compliance with all federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.  No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any employees of the Company.

(26)           Use of Proceeds.  The Company intends to use the proceeds from the Offering for working capital and other general corporate purposes.

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D.	Understandings

Each of the Purchasers understands, acknowledges and agrees with the Company as follows:

(1)           No federal, state or foreign agency or authority has made any finding or determination as to the accuracy or adequacy of the Offering Documents or as to the fairness of the terms of the Offering nor any recommendation or endorsement of the Securities.  Any representation to the contrary is a criminal offense.  In making an investment decision, the Purchasers must rely on their own examination of the Company and the terms of the Offering, including the merits and risks involved.

(2)           The Offering is intended to be exempt from registration under the Securities Act by virtue of Sections 4(2) and 4(6) of the Securities Act and the provisions of Rule 506 of Regulation D and the provisions of Regulation S thereunder, which is in part dependent upon the truth, completeness and accuracy of the statements made by the Purchaser herein and in the Purchaser Questionnaire.

(3)           Notwithstanding the piggy-back registration rights provided herein, there can be no assurance that the Purchaser will be able to sell or dispose of the Securities.  It is understood that in order not to jeopardize the Offering’s exempt status under Section 4(2) of the Securities Act, Regulation D and Regulation S, any transferee may, at a minimum, be required to fulfill the investor suitability requirements thereunder.

(4)           The Securities purchased hereunder by any Purchaser who is not a US Person under Regulation S are subject to the conditions listed under Section 903(b)(3), or Category 3, of Regulation S. Under Category 3, Offering Restrictions (as defined under Regulation S) must be in place in connection with the offering and additional restrictions are imposed on resales of the Securities as described below.  Prior to six months after the later of (1) the time when the Securities are first offered to persons other than distributors in reliance upon Regulation S or (2) the date of closing of the Offering (the "Compliance Period"), each Purchaser who is not a US Person:

(a)           certifies that it is not a US Person and is not acquiring the securities for the account or benefit of any US Person or is a US Person who purchased securities in a transaction that did not require registration under the Securities Act;

(b)           agrees to resell such Securities only in accordance with the provisions of Rule 144 (if available) or Regulation S, or pursuant to registration under the Securities Act, and agrees to not engage in hedging transactions with regard to the Securities, directly or indirectly, unless in compliance with the Securities Act;

(c)           acknowledges that the Purchaser has been notified that it is subject to the same restrictions on offers and sales that apply to a distributor;

(d)           agrees that the Company will be required to refuse to register any transfer of the Securities not made in accordance with the provisions of Rule 144 (if available) or Regulation S, or pursuant to registration under the Securities Act; and

(e)           any certificates evidencing the Securities will contain a legend to the effect that transfer is prohibited except in accordance with the restrictions set forth in (b) above during the Compliance Period.

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E.	Piggy-Back Registration Rights

(1)           The shares of Common Stock issuable upon the conversion of the Convertible Notes and upon the exercise of the Warrants will have piggy-back registration rights, which means that in the event the Company files a registration statement under the Securities Act after the Closing Date of this Offering and prior to the maturity date of the Convertible Notes to register the resale of additional shares of Common Stock issued by or issuable by the Company pursuant to other securities subsequently sold by the Company in a future securities offering after the Closing Date of this Offering in an amount of at least Five Million Dollars ($5,000,000) (such future securities offering shall not include any securities issued by the Company under its equity incentive plans), then such shares of Common Stock issuable upon the conversion of the Convertible Notes and upon the exercise of the Warrants will be included in such registration statement to the extent permitted by the SEC and any applicable underwriter.  Notwithstanding the foregoing, the Purchasers shall not have piggy-back registration rights if such shares of Common Stock are eligible for unlimited resale pursuant to Rule 144.

(2)           Registration Expenses.  If applicable pursuant to Section E(1), the Company shall pay all fees and expenses incident to the performance of or compliance with this Agreement by the Company, including without limitation (a) all registration and filing fees and expenses, including without limitation those related to filings with the SEC, in connection with applicable state securities or “Blue Sky” laws, and to the OTC Bulletin Board (the “OTCBB”) in the event of the subsequent inclusion of the shares of Common Stock issuable upon the conversion of the Convertible Notes and upon the exercise of the Warrants in a subsequently filed registration statement, (b) printing expenses (it being understood that the Company, at its option, may provide the Purchaser with electronic copies of any prospectus or supplement), (c) fees and disbursements of counsel for the Company and (d) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement.  Notwithstanding the foregoing, each Purchaser shall pay any and all costs, fees, discounts or commissions attributable to the sale of its respective shares of Common Stock received upon the subsequent conversion of the Convertible Notes and upon the exercise of the Warrants and all fees and expenses of its counsel and other advisors.

(3)           Indemnification.

(a)           Indemnification by the Company.  The Company agrees to indemnify and hold harmless each Purchaser, the partners, members, officers and directors of each Purchaser and each Person or entity, if any, who controls such Purchaser or any of the foregoing within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any losses, claims, damages or liabilities (collectively, “Losses”) to which they may become subject (under the Securities Act or otherwise) insofar as such Losses (or actions or proceedings in respect thereof) arise out of, or are based upon, any material breach of this Agreement or any other Offering Document by the Company or any untrue statement or alleged untrue statement of a material fact contained in a registration statement or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or arise out of any failure by the Company to fulfill any undertaking included in a registration statement and the Company will, as incurred, reimburse such Purchaser, partner, member, officer, director or controlling Person for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that the Company shall not be liable in any such case to the extent that such Loss arises out of, or is based upon, an untrue statement or omission or alleged untrue statement or omission made in such registration statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Purchaser, partner, member, officer, director or controlling Person specifically for use in preparation of a registration statement or any breach of this Agreement by such Purchaser; provided further, however, that the Company shall not be liable to any Purchaser of registrable Securities (or any partner, member, officer, director or controlling Person of such Purchaser) to the extent that any such Loss is caused by an untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus if either (i) (A) such Purchaser failed to send or deliver a copy of the final prospectus with or prior to, or, if Rule 172 is then in effect, such Purchaser failed to confirm that a final prospectus was deemed to be delivered prior to, the delivery of written confirmation of the sale by such Purchaser to the Person asserting the claim from which such Loss resulted and (B) the final prospectus corrected such untrue statement or omission, (ii) (X) such untrue statement or omission is corrected in an amendment or supplement to the prospectus and (Y) having previously been furnished by or on behalf of the Company with copies of the prospectus as so amended or supplemented or, if Rule 172 is then in effect, notified by the company that such amended or supplemented prospectus has been filed with the SEC, such Purchaser thereafter fails to deliver such prospectus as so amended or supplemented, with or prior to, or, if Rule 172 is then in effect, such Purchaser fails to confirm that the prospectus as so amended or supplemented was deemed to be delivered prior to, the delivery of written confirmation of the sale of a registrable Security to the Person asserting the claim from which such Loss resulted or (iii) such Purchaser sold registrable Securities in violation of such Purchaser’s covenant contained in Paragraph (6) below.

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(b)           Indemnification by Purchasers.  Each Purchaser, severally and not jointly, agrees to indemnify and hold harmless the Company (and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each officer of the Company who signs the registration statement and each director of the Company), from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director or controlling Person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any material breach of this Agreement by such Purchaser or any untrue statement or alleged untrue statement of a material fact contained in the registration statement or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading in each case, on the Effective Date thereof, if, and to the extent, such untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information furnished by or on behalf of such Purchaser specifically for use in preparation of the registration statement, including, without limitation the Purchaser Questionnaire, the Selling Stockholder Questionnaire, and the Anti-Money Laundering Information Form, and such Purchaser will reimburse the Company (and each of its officers, directors or controlling Persons) for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that in no event shall any indemnity under this Paragraph be greater in amount than the dollar amount of the proceeds (net of (i) the purchase price of the registrable Securities included in the registration statement giving rise to such indemnification obligation and (ii) the amount of any damages such Purchaser has otherwise been required to pay by reason of such untrue statement or omission or alleged untrue statement or omission) received by such Purchaser upon the sale of such registrable Securities.

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(c)           Conduct of Indemnification Proceedings.  If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall be entitled to participate therein, and to the extent that it shall wish, assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof.  After notice from the Indemnifying Party to such Indemnified Party of its election to assume the defense thereof, such Indemnifying Party shall not be liable to such Indemnified Party for any legal expenses subsequently incurred by Indemnified Party in connection with the defense thereof.  An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties.  If there exists or shall exist a conflict of interest that would make it inappropriate in the reasonable judgment of the Indemnified Party for the same counsel to represent both the Indemnified Party and such Indemnifying Party or any affiliate or associate thereof, the Indemnified Party shall be entitled to retain its own counsel at the expense of such Indemnifying Party; provided, further, that no Indemnifying Party be responsible for the fees and expense of more than one separate counsel for all Indemnified Parties.  The Indemnifying Party shall not settle an action without the consent of the Indemnified Party, which consent shall not be unreasonably withheld, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.  All reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten business days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

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(d)           Contribution.  If a claim for indemnification under Paragraph (5)(a) or (b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations.  The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or related to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission.  The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Paragraph (5)(c), any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Paragraph 5(d) was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Paragraph (5)(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph.  Notwithstanding the provision of this Paragraph (5)(d), no Purchaser shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Purchaser from the sale of the registrable Securities subject to the Proceeding exceeds the amount of any damages that such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.  No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

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(4)          Dispositions.  Each Purchaser agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of registrable Securities pursuant to the registration statement.  Each Purchaser further agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described herein, such Purchaser will discontinue disposition of such registrable Securities under the registration statement until such Purchaser’s receipt of the copies of the supplemented prospectus and/or amended registration statement, or until it is advised in writing (the “Advice”) by the Company that the use of the applicable prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such prospectus or registration statement.  The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

(5)          Rule 144.  Until such time as the registrable Securities are eligible for unlimited resale pursuant to Rule 144 under the Securities Act, the Company agrees with each holder of registrable Securities to:

(a)           comply with the requirements of Rule 144(c) under the Securities Act with respect to current public information about the Company; and

(b)           to file with the SEC all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time it is subject to such reporting requirements).

F.	Covenants of the Company

The Company agrees to file one or more Forms D with respect to the Securities on a timely basis as required under Regulation D under the Securities Act to claim the exemption provided by Rule 506 of Regulation D.  The Company, on or before the Closing Date, shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Securities for sale to the Purchasers at the Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Purchasers on or prior to the Closing Date.  The Company shall make all filings and reports relating to the offer and sale of the Securities required under applicable securities or “Blue Sky” laws of the states of the United States following the Closing Date.

G.	Further Covenants of the Company

(1)          The Company shall make a public announcement of the Closing of the Offering by filing with the SEC a Current Report on Form 8-K and issuing a press release within the time periods required under the federal securities laws.

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(2)          The Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing or press release without the prior written consent of such Purchaser, unless otherwise required by law.  The Purchaser consents to the disclosure of its name and details of its purchase in a subsequent registration statement.  The Company shall not, and shall cause each of its officers, directors, employees and agents to not, knowingly provide any Purchaser with any material nonpublic information regarding the Company from and after the issuance of the above referenced filings and press release without the express written consent of such Purchaser.

(3)          The Company shall use its commercially reasonable efforts to maintain the listing eligibility of the Company Common Stock for quotation on the OTCBB unless it lists its shares for trading on an alternative stock exchange including at least one in the United States.

H.	Conditions to Closing; Termination

(1)           Conditions Precedent to the Obligations of the Purchasers to Purchase Securities.  The obligation of each Purchaser to acquire Securities at the Closing is subject to the satisfaction or waiver by such Purchaser, at or before the Closing, of each of the following conditions:

(a)           The representations and warranties of the Company contained herein shall be true and correct in all material respects (other than those representations and warranties that are qualified by “materiality” or Material Adverse Effect qualifiers shall be true and correct in all respects) as of the date when made and as of the Closing as though made on and as of such date (except to the extent that such representation or warranty speaks of an earlier date, in which case such representation and warranty shall be true and correct in all material respects as of the Closing Date with respect to such date);

(b)           The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Offering Documents to be performed, satisfied or complied with by it at or prior to the Closing;

(c)           No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Offering Documents;

(d)           Since the date of execution of this Agreement, no event or series of events shall have occurred that reasonably could have or result in a Material Adverse Effect;

(e)           Trading in the Common Stock shall not have been suspended by the SEC or the OTCBB (except for any suspensions of trading of limited duration agreed to by the Company) at any time since the date of execution of this Agreement, and the Common Stock shall have been at all times since such date eligible for quotation on the OTCBB;

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(f)           The Company shall have delivered the items required to be delivered by the Company in accordance with Section A(4); and

(g)           This Agreement shall not have been terminated as to such Purchaser in accordance with Section H(3).

(2)           Conditions Precedent to the Obligations of the Company to sell Securities.  The obligation of the Company to sell Securities at the Closing is subject to the satisfaction or waiver by the Company, at or before the Closing, of each of the following conditions:

(a)           The representations and warranties of each Purchaser contained herein shall be true and correct in all material respects (other than those representations and warranties that are qualified by “materiality” or Material Adverse Effect qualifiers, which shall be true and correct in all respects) as of the date when made and as of the Closing Date as though made on and as of such date;

(b)           Each Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Offering Documents to be performed, satisfied or complied with by such Purchaser at or prior to the Closing;

(c)           No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Offering Documents;

(d)           Each Purchaser shall have delivered its Investment Amount in accordance with Section A(2); and

(e)           This Agreement shall not have been terminated as to such Purchaser in accordance with Section H(3).

(3)           Termination. This Agreement may be terminated prior to Closing:

(a)           By written agreement of the Purchasers and the Company; and

(b)           By the Company or a Purchaser (as to itself but no other Purchaser) upon written notice to the other, if the Closing shall not have taken place by 6:30 p.m. Eastern time on or before December 29, 2011 (with the Company reserving the right to further extend the termination date of the Offering to December 31, 2011 without further notice); provided, that the right to terminate this Agreement under this Section H(3) shall not be available to any Person whose failure to comply with its obligations under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such time.

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In the event of a termination pursuant to Section H(3)(a), the Company shall promptly notify all non-terminating Purchasers. Upon a termination in accordance with this Section H(3), the Company and the terminating Purchaser(s) shall not have any further obligation or liability (including as arising from such termination) to the other and no Purchaser will have any liability to any other Purchaser under the Offering Documents as a result thereof.

I.	Miscellaneous

(1)          All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, singular or plural, as identity of the Person or Persons may require.

(2)          Any notice or other communication required or permitted to be given or delivered under this Agreement shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered by fax prior to 6:30 p.m. Eastern Time on a business day, (b) the next business day after the date of transmission, if such notice or communication is delivered by fax on a day that is not a business day or later than 6:30 p.m. Eastern Time on a business day, (c) upon receipt, if sent by an internationally recognized overnight delivery service (with charges prepaid), or (d) upon actual receipt by the party to whom such notice or other communication is required to be given:

(a)           if to the Company, to it at:

22nd Century Group, Inc.
9530 Main Street
Clarence, NY  14031
Fax No.: (716) 877-3064
Attention: Joseph Pandolfino

or such other address as it shall have specified to the Purchaser in writing, with a copy (which shall not constitute notice) to:

Foley & Lardner LLP
3000 K Street N.W., Suite 600
Washington, D.C. 20007
Fax No.: (202) 672-5399
Attention: Thomas L. James, Esq.
  and
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, WI  53202
Fax No.: (414) 297-4900
Attention: Patrick Quick, Esq. and Mark Plichta, Esq.

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(b)           if to a Purchaser, to it at its address set forth on the signature page to this Agreement, or such other address as it shall have specified to the Company in writing.

(3)          This Agreement shall not confer any rights or remedies upon any person other than the parties hereto and their respective successors and permitted assigns.

(4)          Failure of the Company to exercise any right or remedy under this Agreement or any other agreement among the Company and the Purchaser, or otherwise, or delay by the Company in exercising such right or remedy, will not operate as a waiver thereof.  No waiver by the Company will be effective unless and until it is in writing and signed by the Company.

(5)          This Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of New York, as such laws are applied by the New York courts to agreements entered into and to be performed in New York by and between residents of New York, and shall be binding upon the Purchaser, the Purchaser’s heirs, estate, legal representatives, successors and assigns and shall inure to the benefit of the Company, its successors and assigns.  The Company and each Purchaser hereby agree to submit to the jurisdiction of the courts of the State of New York located within County of Erie with respect to any proceeding arising out of or relating to this Agreement, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(6)          If any provision of this Agreement is held to be invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed modified to conform with such statute or rule of law.  Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provisions hereof.

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(7)          The parties understand and agree that, unless provided otherwise herein, money damages would not be a sufficient remedy for any breach of the Agreement by the Company or the Purchaser and that the party against which such breach is committed shall be entitled to equitable relief, including injunction and specific performance, as a remedy for any such breach.  Such remedies shall not, unless provided otherwise herein, be deemed to be the exclusive remedies for a breach by either party of the Agreement but shall be in addition to all other remedies available at law or equity to the party against which such breach is committed.

(8)          The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser hereunder, except as may result from the actions of any such Purchaser other than through the execution hereof.  Nothing contained herein solely by virtue of being contained herein shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any similar entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated hereby.

(9)          This Agreement, together with the agreements and documents executed and delivered in connection with this Agreement, constitutes the entire agreement between the parties hereto with respect to the subject matter hereof.

(10)          This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

(11)          The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

(12)          This Agreement and the other Offering Documents (including any schedules and exhibits hereto and thereto) supersede all other prior oral or written agreements between the Purchaser, the Company, their affiliates and Persons acting on their behalf with respect to the matters discussed herein, and this Agreement and other Offering Documents (including any schedules and exhibits hereto and thereto) and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters.

(13)          No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Purchasers holding or being obligated to purchase at least a majority of the Securities.  No consideration shall be offered or paid to any Purchaser to amend or consent to a waiver or modification of any provision of any Offering Document unless the same consideration is also offered to all Purchasers who then hold the Securities.  No provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought.

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(14)          No Purchaser may assign any of its rights under this Agreement.

(15)          The representations and warranties of the parties contained herein or in any other agreements or documents executed in connection herewith shall survive the Closing.

(16)          Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

 [Signature Pages to Follow]

28

SIGNATURE PAGE

The Purchaser hereby agrees to purchase the amount of Convertible Notes in exchange for the Investment Amount, as set forth below, and agrees to be bound by the terms and conditions of this Agreement.

PURCHASER

1.           Investment Amount:  $__________

2.           Face Amount of Convertible Notes Purchased:  ________ (this amount equals the Investment Amount plus 15%)

Signature of Purchaser	Signature of Joint Purchaser
(and title, if applicable)	(if any)

Taxpayer Identification or Social	Taxpayer Identification or Social
Security Number	Security Number of Joint Purchaser (if any)

Name (please print as name will appear
on Convertible Notes)

Number and Street

City, State Zip Code

ACCEPTED BY:

22ND CENTURY GROUP, INC.

By:
Name: Joseph Pandolfino
Title: Chief Executive Officer

Exhibit A

Term Sheet

22nd Century Group, Inc.
Term Sheet for Offering of Convertible Notes

The purpose of this term sheet is to set forth the material terms pursuant to which, subject to certain conditions set forth herein, qualified institutional buyers/accredited investors (the "Purchasers") would purchase certain securities of 22nd Century Group, Inc. (the "Company"), and the Company would sell such securities to the Purchasers. The terms and conditions set forth herein are subject to change and this term sheet does not constitute an offer. The issuance and sale of such securities to each Purchaser is subject to completion of due diligence to each Purchaser's satisfaction, the preparation of definitive documentation to effect the Transaction that is mutually satisfactory to each party and, in the case of the Purchasers, that the Purchasers shall have determined that subsequent to the date hereof and prior to the closing of the Transaction, there shall have been no material adverse developments relating to the business, assets, operations, properties, condition (financial or otherwise) or prospects of the Company and its subsidiaries, taken as a whole.

Issuer: The Company will sell to the Purchasers, for the initial sum of $1,750,000, the Convertible Notes with an Original Issue Discount (the "Notes"), with the Notes having an aggregate principal amount of $2,012,500 ("Issue Amount") and with a term of 12 months. The Company reserves the right to offer and sell to the Purchasers additional Notes for an additional purchase price of an additional $500,000 on the same terms as set forth herein, in which case the resulting maximum total Issue Amount of all Notes in this offering would be up to an aggregate total of $2,587,500, with the purchase price of all such Notes being an aggregate total of $2,250,000. Since the Notes will be issued in an Issue Amount which is fifteen percent (15%) greater than the actual amount of funds provided by the Purchaser to the Company in consideration for the Issue Amount of the Notes, then such Original Issue Discount amount of fifteen percent (15%) shall be deemed to be the imputed interest under the Notes. No additional amount of interest shall accrue or be due or payable under the Notes.

Purchasers: Qualified Institutional Buyers/Accredited Investors

Closing Date: December ___, 2011

Conversion: The Notes shall be convertible prior to maturity into shares of Company Common Stock. The conversion price of the Notes shall be $0.75 per share of Company Common Stock (the "Conversion Price"). Each Purchaser may elect to optionally convert the Notes at the Conversion Price at any time following the Closing and prior to the Maturity Date of the Notes. In the event the Company engages in a subsequent financing transaction of at least $5,000,000 in securities after the Closing Date of this transaction and in the event the securities to be sold in such transaction are shares of Company Common Stock with a sale price equal to or greater than $0.80 per share or in the event the securities to be sold in such transaction are debt securities which are convertible into shares of Company Common Stock with a conversion price equal to or greater than $0.80 per share of Common Stock, then in any of the foregoing events the Company will have the right to mandatorily require the conversion of the Notes for the Conversion Price upon 15 days written notice to the Purchasers.

The Notes will mature 12 months after the Closing Date (the "Maturity Date").

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Registration: Piggyback registration rights of the shares of Common Stock underlying the Notes and the Warrants shall be granted with respect to the registration of securities issued by the Company in a subsequent financing by the Company of at least $5,000,000 that closes prior to the Maturity Date.

Anti-dilution: In the event of an equity related issuance by the Company below the Conversion Price of the Notes, then in such event the Purchasers shall receive full-ratchet anti-dilution protection on the conversion rights of the Notes. Once issued upon Conversion, the Warrants shall be subject to full-ratchet anti-dilution protection.

Right of Participation: The Purchasers shall have a right of participation at an amount equal to three times their respective investment in the Notes in the event of the immediately subsequent future financing undertaken by the Company.

Confidentiality: The Purchasers shall not disclose these terms to any other person or entity unless approved in writing by the Company.

22nd Century Group, Inc.

Date:______________

By:______________________
Name:
Title:

Purchaser Name:

____

Date:______________

By:______________________
Name:
Title:

The terms and conditions set forth herein are indicative and subject to change based on market conditions. Neither this term sheet nor any discussion or negotiation of the proposed transaction constitutes an agreement or obligation on the part of any person to purchase securities of the Company or enter into any agreement to purchase securities of the Company. Any such agreement or obligation shall arise solely upon execution and delivery to the Company by a Purchaser of definitive documents acceptable to such Purchaser and the Company.

2

Exhibit B

Form of Convertible Note

THIS NOTE AND THE SECURITIES INTO WHICH THIS NOTE IS CONVERTIBLE (THE “NOTE SECURITIES”) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE, AND HAVE BEEN ISSUED IN RELIANCE ON EXEMPTIONS FROM REGISTRATION THEREUNDER.  THE NOTE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT REGISTRATION UNDER THE ACT OR UNDER ANY APPLICABLE STATE SECURITIES LAWS, UNLESS THE BORROWER (AS DEFINED BELOW) RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO IT THAT AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

CONVERTIBLE PROMISSORY NOTE

Original Issue Date: December _____, 2011

Principal Amount: $________________

FOR VALUE RECEIVED, 22nd CENTURY GROUP, INC., a Nevada corporation (the “Borrower”), located at 9530 Main Street, Clarence, New York 14031, promises to pay to _____________________ (the “Lender”), at ________________________________, or at such other location as the Lender may designate from time to time in a written notice provided to the Borrower, the principal amount of _____________________________ DOLLARS ($______________) (the “Principal Amount”), upon the terms and conditions specified below (‘Note”).  Notwithstanding the foregoing, no payment of the Principal Amount under this Note shall be required to the extent that the Principal Amount have been converted pursuant to Section 4 of this Note.

1.           Repayment.  The entire unpaid Principal Amount under this Note shall be due and payable on December _____, 2012 (the “Maturity Date”), unless the Principal Amount hereunder is converted pursuant to Section 4 below.

2.           Interest.  The Principal Amount of this Note is fifteen percent (15%) greater than the actual amount of funds (the “Investment Amount”) provided by the Lender to the Borrower in consideration for the issuance of this Note by the Borrower to the Lender.  This original issue discount amount of fifteen percent (15%) shall be deemed to be the imputed interest under this Note.  No additional amount of interest shall accrue or be due or payable under this Note.

3.           Prepayment.  Borrower may prepay all or any portion of the Principal Amount without penalty at the Borrower’s determination at any time prior to the Maturity Date and without the consent of the Lender, provided that Borrower shall provide the Lender with fifteen (15) days’ prior written notice of such prepayment, during which time Lender may convert the Principal Amount which is equal to such prepayment amount pursuant to Section 4 below.

4.           Conversion.

a.           Conversion.  At any time prior to the Maturity Date, the Lender may elect to convert all or any portion of the Principal Amount into fully paid and non-assessable whole shares of common stock of the Borrower that have identical rights, restrictions, preferences and privileges as the common stock of the Borrower outstanding as of the Original Issue Date (the “Common Stock”) by transmitting a copy of an executed notice of conversion, in the form attached hereto as Exhibit A, to the Borrower.  Fractional shares of Common Stock shall not be issued.  The conversion price at which the Lender may convert all or any portion of the Principal Amount into shares of Common Stock shall be equal to $0.75 per share of Common Stock (the “Conversion Price”).  In the event the Company engages in a financing transaction of at least $5,000,000 in securities after the Original Issue Date and prior to the Maturity Date and in the further event the securities to be sold in such transaction are either shares of Company Common Stock with a sale price equal to or greater than $0.80 per share or debt securities which are convertible into shares of Company Common Stock with a conversion price equal to or greater than $0.80 per share of Common Stock (a “Qualified Subsequent Financing”), then the Company will have the right to mandatorily require the conversion of this Note for the Conversion Price upon fifteen (15) days prior written notice to the Lender.

i.           If the Borrower at any time on or after the Original Issue Date subdivides (by any capital stock split, capital stock dividend, recapitalization or otherwise) its outstanding shares of Common Stock into a greater number of shares of Common Stock, the shares of Common Stock issuable upon conversion of this Note shall be proportionately increased.

ii.           If the Borrower at any time on or after the Original Issue Date combines (by combination, reverse capital stock split or otherwise) its outstanding shares of Common Stock into a smaller number of shares of Common Stock, the of Common Stock issuable upon conversion of this Note shall be proportionately decreased.

b.           Warrants.  In the event all or any portion of this Note is converted into shares of Common Stock, then at that time the Lender shall receive warrants equal to one hundred twenty percent (120%) of the number of shares of Common Stock into which this Note has been then converted (the “Warrants”).  The Warrants shall have a 5-year life with an exercise price per share of Common Stock equal to $1.50 in cash.

c.           Termination of Conversion Rights.  Upon (i) payment of the entire Principal Amount or (ii) the Maturity Date, all of the conversion rights provided for in this Note shall automatically and immediately terminate.

5.           Events of Acceleration.  The entire unpaid Principal Amount shall become immediately due and payable upon (i) the filing of a petition in bankruptcy by the Borrower, (ii) the execution by the Borrower of a general assignment for the benefit of creditors, or (iii) the filing against the Borrower of a petition in bankruptcy or a petition for relief under the provisions of the federal bankruptcy code or another state or federal law for the relief of debtors and the continuation of such petition without dismissal for a period of ninety (90) days or more.

6.           Piggy-Back Registration Rights; Anti-Dilution.  The shares of Common Stock issued to the Lender upon the conversion of this Note shall have piggy-back registration rights as provided in the Securities Purchase Agreement, dated an even date herewith, between the Lender and the Borrower in the event the Borrower closes upon a Qualified Subsequent Financing.  In the event of the issuance by the Borrower to a third-party, other than under the Borrower’s existing equity incentive plans, of Common Stock for a sale price of less than the Conversion Price of this Note, then in such event the Lender shall receive full-ratchet anti-dilution protection on the conversion rights of this Note as follows:

2

(i)         If the Company shall at any time or from time to time (i) after the Original Issue Date and (ii) prior to the Maturity Date issue additional shares of Common Stock or securities convertible into shares of Common Stock (the “Additional Shares”) without consideration or for consideration per share less than, or with an exercise or conversion price per share less than, the Conversion Price then in effect immediately before such issuance (a "Diluting Issuance"), other than with respect to securities issued to (a) the Company's employees, officers or directors in connection with their employment or retention of services not to exceed the number of shares of Common Stock reserved in the Company's equity incentive plans, or (b) customers or vendors in connection with bona fide business transactions, then the Conversion Price in effect immediately before such Diluting Issuance shall be reduced, concurrently with such Diluting Issuance, to a price (calculated to the nearest hundredth of a cent) determined by multiplying the Conversion Price in effect immediately before the Diluting Issuance by a fraction:

(A)       the numerator of which is the number of shares of Common Stock outstanding immediately before such Diluting Issuance plus the number of shares of Common Stock, or the number of shares of Common Stock issuable upon exercise or conversion of such security, that would have been issued if such Additional Shares had been issued at a price per share, or with an exercise or conversion price per share, equal to the Conversion Price in effect immediately before such Diluting Issuance; and

(B)       the denominator of which is the number of shares of Common Stock outstanding immediately before such Diluting Issuance plus the number of such Additional Shares.

(ii)        Upon each adjustment of the Purchase Price as set forth in subsection 6(i) above, the number of shares of Common Stock issuable upon conversion of this Note shall be increased to equal the quotient obtained by dividing:

(A) the product resulting from multiplying (i) the number of shares of Common Stock issuable upon conversion of this Note by (ii) the Conversion Price, in each case as in effect immediately before such Diluting Issuance, by

(B) the adjusted Conversion Price pursuant to subsection 6(i) above.

(iii)       For the purpose of this Section 6, all shares of Common Stock issuable upon exercise of any outstanding convertible securities or options, warrants, or other rights to acquire shares of Common Stock of the Company shall be deemed to be outstanding.

(iv)           The anti-dilution rights set forth in this Section 6 shall terminate upon conversion of this Note pursuant to Section 4.  Notwithstanding the foregoing, upon a partial conversion, only the anti-dilution rights applicable to the portion of this Note converted shall terminate.

3

7.           Option to Participate in Future Financing.  In the next financing transaction undertaken by the Borrower immediately subsequent to the Original Issue Date, the Lender shall have the right to participate in such financing transaction by investing an amount in cash equal to three times the Investment Amount.

8.           Amendment and Waiver.  This Note may be amended or a provision hereof waived only in a writing signed by both the Borrower and the Lender.

9.           Severability.  The unenforceability or invalidity of any provision or provisions of this Note as to any person, entity, or circumstance shall not render that provision or those provisions unenforceable or invalid as to any other provisions or circumstances, and all provisions hereof, in all other respects, shall remain valid and enforceable.

10.           Interest Savings Clause.  If any payment made under this Note is deemed by law to be interest and if such interest amount is determined to be in excess of the then legal maximum rate, then that portion of each interest payment representing an amount in excess of the then legal maximum rate shall instead be deemed a payment of principal and applied against the Principal Amount.

11.           Assignment.  This Note is not assignable by the Lender without the Borrower’s written consent, which consent may be withheld in the Borrower’s sole and absolute discretion.

12.           Notices.  All notices, demands and/or requests of any kind to be delivered to any party in connection with this Note shall be in writing and shall be deemed to have been duly given if personally delivered, sent by nationally-recognized overnight courier or by registered or certified mail, return receipt requested and postage prepaid, to the address set forth in this Note or to such other address as the party to whom notice is to be given may have furnished to the other party hereto in writing in accordance with the provisions of this Section 12.  Any such notice or communication shall be deemed to have been received (i) in the case of personal delivery, on the date of such delivery,  (ii) in the case of nationally-recognized overnight courier, on the next business day after the date when sent, and (iii) in the case of registered or certified mail, on the third business day following that on which the piece of mail containing such communication is posted.

13.           Legal Matters.  The validity, construction, enforcement, and interpretation of this Note are governed by the laws of the State of New York and the federal laws of the United States of America, without regard to principles of conflict of laws.

14.           Further Assurances.  From time to time, the Lender, at the Borrower’s reasonable request, shall execute and deliver such other instruments and do and perform such other acts in connection with the issuance and/or conversion of this Note.

[Signature appears on the following page.]

4

IN WITNESS HEREOF, this Note has been executed by the Borrower and delivered to the Lender as of the date first above written.

“Borrower”

22nd CENTURY GROUP, INC. a Nevada corporation

By:
Name:
Title:

Exhibit A

22ND CENTURY GROUP, INC.
CONVERSION NOTICE

Reference is made to the Convertible Promissory Note (the “Note”) issued to the undersigned (the “Lender”) on December ___, 2011 by 22nd CENTURY GROUP, INC. (the “Company”).  In accordance with and pursuant to the Note, the undersigned hereby elects to convert the below stated portion of the Principal Amount (as defined in the Note) into shares of common stock (the “Common Stock”) of the Company as of the date specified below.

Date of Conversion: ___________________________

Principal Amount to be converted: ___________________ Dollars ($______________)

Conversion Price:  Seventy-Five Cents ($0.75) per share of Common Stock.

Please issue to the Lender at the address shown below the resulting number of whole shares of Common Stock into which the above-stated portion of the Principal Amount is being converted.

Authorization:

Printed Name of Lender: ___________________________________

By: _____________________________
Name:
Title:

Date: ____________________, 2012

Exhibit C

Form of Warrant

THE WARRANT REPRESENTED BY THIS WARRANT CERTIFICATE AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, REGISTRATION UNDER SAID ACT AND THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED OR SOLD IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS.

Warrant No. [___]	Number of Shares of Common Stock: [_____] (subject to adjustment)
Date of Issuance: [_____________], 2012

22ND CENTURY GROUP, INC.

COMMON STOCK PURCHASE WARRANT

(VOID AFTER [____________], 2017)

22nd Century Group, Inc., a Nevada corporation (the “Company”), for value received, hereby certifies that ___________________________________ (the “Registered Holder”), is entitled, subject to the terms and conditions set forth below, to purchase from the Company, at any time or from time to time on or after the Date of Issuance and on or before 5:00 p.m. (Eastern time) on the date which is five (5) years immediately subsequent to the Date of Issuance (the “Exercise Period”), an aggregate of [________] shares of common stock, par value $0.00001 per share (the “Common Stock”) of the Company, at a purchase price of $1.50 per shares of Common Stock.  The shares of Common Stock purchasable upon exercise of this Warrant, and the purchase price per share of Common Stock, each as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the “Warrant Shares” and the “Purchase Price”, respectively.

1.           Exercise.

(a)           Exercise Procedure.  The Registered Holder may, at its option, elect to exercise this Warrant, in whole or in part and at any time or from time to time during the Exercise Period, by surrendering this Warrant, with the purchase form appended hereto as Exhibit I (the “Purchase Form”) duly executed by or on behalf of the Registered Holder, at the principal office of the Company, or at such other office or agency as the Company may designate, subject to the following.

i.           The Registered Holder may elect to exercise this Warrant at any time or from time to time during the Exercise Period, accompanied by payment in full, in lawful money of the United States, of the Purchase Price payable in respect of the number of Warrant Shares purchased upon such exercise (a “Cash Exercise”); or

ii.           The Registered Holder may elect to exercise this Warrant at any time or from time to time during the Exercise Period, on a cashless basis by electing instead to receive upon exercise of this Warrant such number of Warrant Shares (the "Net Number") determined according to the following formula (a "Cashless Exercise"):

Net Number = (A x B) - (A x C)
B

For purposes of the foregoing formula:

A= the total number of Warrant Shares with respect to which this Warrantis then being exercised.

B= the then applicable Fair Market Value per share as determinedpursuant to Section 2(d) hereof.

C= the Purchase Price.

A facsimile signature of the Registered Holder on the Purchase Form shall be sufficient for purposes of exercising this Warrant, provided that the Company receives the Registered Holder’s original signature within three (3) business days thereafter.

(b)           Exercise Date.  Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in subsection 1(a) above (the “Exercise Date”).  At such time, the Person or Persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise as provided in subsection 1(c) below shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates.

(c)           Issuance of Certificates.  As soon as practicable after the exercise of this Warrant in whole or in part, the Company, at its expense, will cause to be issued in the name of, and delivered to, the Registered Holder, or as the Registered Holder (upon payment by the Registered Holder of any applicable transfer taxes) may direct:

(i)             a certificate for the number of full Warrant Shares to which the Registered Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which the Registered Holder would otherwise be entitled, cash in an amount determined pursuant to Section 3 hereof; and

(ii)             in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of Warrant Shares equal (without giving effect to any adjustment therein) to the number of such Warrant Shares called for on the face of this Warrant minus the number of Warrant Shares for which this Warrant was so exercised.

(d)           Provisions Related to Non-US Persons.

(i)             Each Registered Holder who is not a US Person (“US Person”) as defined in Regulation S under the Securities Act of 1933, as amended (the “Act”) is required to give:

(A) Written certification that it is not a US Person and the Warrant is not being exercised on behalf of a US Person; or

(B) A written opinion of counsel to the effect that the Warrant and the securities delivered upon exercise thereof have been registered under the Act or are exempt from registration thereunder.

(ii)             Procedures shall be implemented by the Company to ensure that the Warrant may not be exercised within the United States, and that the Warrant Shares issuable upon exercise of the Warrant may not be delivered within the United States upon exercise, other than in offerings deemed to meet the definition of “offshore transaction” pursuant to Rule 902(h) under the Act, unless registered under the Act or an exemption from such registration is available.

2.           Adjustments.

(a)           Adjustment for Stock Splits and Combinations.  If the Company shall at any time or from time to time after the date on which this Warrant was first issued (or, if this Warrant was issued upon partial exercise of, or in replacement of, another warrant of like tenor, then the date on which such original warrant was first issued) (the “Original Issue Date”) effect a subdivision of the outstanding shares of Common Stock, then the Purchase Price then in effect immediately before that subdivision shall be proportionately decreased and the number of Warrant Shares shall be proportionately increased.  If the Company shall at any time or from time to time after the Original Issue Date combine the outstanding shares of Common Stock, then the Purchase Price then in effect immediately before the combination shall be proportionately increased and the number of Warrant Shares shall be proportionately decreased.  Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective.

(b)           Adjustment for Issuance of Additional Shares.

(i)           If the Company shall at any time or from time to time after the Original Issue Date issue additional shares of Common Stock or securities convertible into shares of Common Stock (the “Additional Shares”) without consideration or for consideration per share less than, or with an exercise price or conversion price per share less than, the Purchase Price then in effect immediately before such issuance (a "Diluting Issuance"), other than with respect to securities issued to (a) the Company's employees, officers or directors in connection with their employment or retention of services, or (b) customers or vendors in connection with bona fide business transactions, then the Purchase Price in effect immediately before such Diluting Issuance shall be reduced, concurrently with such Diluting Issuance, to a price (calculated to the nearest hundredth of a cent) determined by multiplying the Purchase Price in effect immediately before the Diluting Issuance by a fraction:

(A)           the numerator of which is the number of shares of Common Stock outstanding immediately before such Diluting Issuance plus the number of shares of Common Stock, or the number of shares of Common Stock issuable upon exercise or conversion of such security, that would have been issued if such Additional Shares had been issued at a price per share, or with an exercise or conversion price per share, equal to the Purchase Price in effect immediately before such Diluting Issuance; and

(B)           the denominator of which is the number of shares of Common Stock outstanding immediately before such Diluting Issuance plus the number of such Additional Shares.

(ii)           Upon each adjustment of the Purchase Price as set forth in subsection 2(b)(i) above, the number of Warrant Shares issuable upon exercise of the Warrant shall be increased to equal the quotient obtained by dividing:

(A) the product resulting from multiplying (i) the number of Warrant Shares issuable upon exercise of the Warrant by (ii) the Purchase Price, in each case as in effect immediately before such Diluting Issuance, by

(B) the adjusted Purchase Price pursuant to subsection 2(b)(i) above.

(iii)           For the purpose of this subsection 2(b), all shares of Common Stock issuable upon exercise of any outstanding convertible securities or options, warrants, or other rights to acquire shares of Common Stock of the Company shall be deemed to be outstanding.

(iv)           The anti-dilution rights set forth in this Section 2 shall terminate upon exercise of this Warrant pursuant to Section 1.  Notwithstanding the foregoing, upon a partial exercise, only the anti-dilution rights applicable to the Warrants being exercised shall terminate.

(c)           Adjustment for Reorganization.  If there shall occur any reorganization, recapitalization, reclassification, consolidation or merger involving the Company in which the shares of Common Stock are converted into or exchanged for securities, cash or other property  (collectively, a “Reorganization”), then, following such Reorganization, the Registered Holder shall receive upon exercise hereof the kind and amount of securities, cash or other property which the Registered Holder would have been entitled to receive pursuant to such Reorganization if such exercise had taken place immediately prior to such Reorganization.  Notwithstanding the foregoing sentence, if (x) there shall occur any Reorganization in which the shares of Common Stock are converted into or exchanged for anything other than solely equity securities, and (y) the equity securities of the acquiring or surviving company is publicly traded, then, as part of such Reorganization, (i) the Registered Holder shall have the right thereafter to receive upon the exercise hereof such number of shares of equity securities of the acquiring or surviving company as is determined by multiplying (A) the number of shares of Common Stock subject to this Warrant immediately prior to such Reorganization by (B) a fraction, the numerator of which is the Fair Market Value (as determined in subsection 2(d) below) per share of Common Stock as of the effective date of such Reorganization, and the denominator of which is the fair market value per share of equity securities of the acquiring or surviving company as of the effective date of such transaction, as determined in good faith by the Board of Directors of the Company (the “Board”) (using the principles set forth in subsection 2(d) to the extent applicable), and (ii) the exercise price per share of equity securities of the acquiring or surviving company shall be the Purchase Price divided by the fraction referred to in clause (B) above.  In any such case, appropriate adjustment (as determined in good faith by the Board) shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the Registered Holder, to the end that the provisions set forth in this Section 2 (including provisions with respect to changes in and other adjustments of the Purchase Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities, cash or other property thereafter deliverable upon the exercise of this Warrant.

(d)           The Fair Market Value per common share shall be determined as follows:

(i)             If the Common Stock is listed on a national securities exchange, the Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market, the OTC Bulletin Board or another nationally recognized trading system as of the Exercise Date, the Fair Market Value per common share shall be deemed to be the average of the high and low reported sale prices per common share thereon on the trading day immediately preceding the Exercise Date (provided that if no such price is reported on such day, the Fair Market Value per common share shall be determined pursuant to clause (ii) below).

(ii)           If the Common Stock is not listed on a national securities exchange, the Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market, the OTC Bulletin Board or another nationally recognized U.S. trading system as of the Exercise Date, the Fair Market Value per share of Common Stock shall be deemed to be the amount most recently determined by the Board to represent the fair market value per share of Common Stock (including without limitation a determination for purposes of granting shares of Common Stock or options to purchase shares of Common Stock under any plan, agreement or arrangement with employees of the Company); and, upon request of the Registered Holder, the Board (or a representative thereof) shall, as promptly as reasonably practicable but in any event not later than 10 days after such request, notify the Registered Holder of the Fair Market Value per share of Common Stock and furnish the Registered Holder with reasonable documentation of the Board’s determination of such Fair Market Value.  Notwithstanding the foregoing, if the Board has not made such a determination within the three-month period prior to the Exercise Date, then (A) the Board shall make, and shall provide or cause to be provided to the Registered Holder notice of, a determination of the Fair Market Value per share of Common Stock within 15 days of a request by the Registered Holder that it do so, and (B) the exercise of this Warrant pursuant to this subsection 2(c) shall be delayed until such determination is made and notice thereof is provided to the Registered Holder.

(e)           Certificate as to Adjustments.  Upon the occurrence of each adjustment or readjustment of the Purchase Price pursuant to this Section 2, the Company at its expense shall, as promptly as reasonably practicable but in any event not later than 10 days thereafter, compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Registered Holder a certificate setting forth such adjustment or readjustment (including the kind and amount of securities, cash or other property for which this Warrant shall be exercisable and the Purchase Price) and showing in detail the facts upon which such adjustment or readjustment is based.  The Company shall, as promptly as reasonably practicable after the written request at any time of the Registered Holder (but in any event not later than 10 days thereafter), furnish or cause to be furnished to the Registered Holder a certificate setting forth (i) the Purchase Price then in effect and (ii) the number of Warrant Shares and the amount, if any, of other securities, cash or property which then would be received upon the exercise of this Warrant.

3.           No Fractional Shares.  The Company shall not be required upon the exercise of this Warrant to issue any fractional shares of Common Stock, but shall pay the value thereof to the Registered Holder in cash on the basis of the Fair Market Value per share of Common Stock, as determined pursuant to subsection 2(d) above.

4.           Transfers, etc.

(a)           Notwithstanding anything to the contrary contained herein, this Warrant and the Warrant Shares shall not be sold or transferred unless either (i) they first shall have been registered under the Act, or (ii) such sale or transfer shall be exempt from the registration requirements of the Act and the Company shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Act.  Notwithstanding the foregoing, no registration or opinion of counsel shall be required for (i) a transfer by a Registered Holder which is an entity to a wholly owned subsidiary of such entity, a transfer by a Registered Holder which is a partnership to a partner of such partnership or a retired partner of such partnership or to the estate of any such partner or retired partner, or a transfer by a Registered Holder which is a limited liability company to a member of such limited liability company or a retired member or to the estate of any such member or retired member, provided that the transferee in each case agrees in writing to be subject to the terms of this Section 4, or (ii) a transfer made in accordance with Rule 144 under the Act.

(b)           Any certificate that may be issued representing Warrant Shares shall bear a legend substantially in the following form:

“The securities represented hereby have not been registered under the Securities Act of 1933, as amended, or any state securities laws and neither the securities nor any interest therein may not be offered, sold, transferred, pledged or otherwise disposed of except pursuant to an effective registration under such act or an exemption from registration, which, in the opinion of counsel reasonably satisfactory to counsel for this corporation, is available.”

The foregoing legend shall be removed from the certificates representing any Warrant Shares, at the request of the holder thereof, following any sale of such Warrant Shares pursuant to Rule 144 under the Act (and the holder thereof has submitted a written request for removal of the legend indicating that the holder has complied with the applicable provisions of Rule 144) or at such time as the Warrant Shares are sold or transferred in accordance with the requirements of a registration statement of the Company on such form as may then be in effect.

(c)           The Company will maintain a register containing the name and address of the Registered Holder of this Warrant.  The Registered Holder may change its address as shown on the warrant register by written notice to the Company requesting such change.

(d)           Subject to the provisions of this Section 4 hereof, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant with a properly executed assignment (in the form of Exhibit II hereto) at the principal office of the Company (or, if another office or agency has been designated by the Company for such purpose, then at such other office or agency).

5.           No Impairment.  The Company will not, by amendment of its Certificate of Incorporation or Bylaws or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Registered Holder against impairment.

6.           Notices of Record Date, etc.  In the event:

(a)           the Company shall take a record of the holders of its shares of Common Stock (or other securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any other securities, or to receive any other right; or

(b)           of any capital reorganization of the Company, any reclassification of the Common Stock of the Company, any consolidation or merger of the Company with or into another corporation, or any transfer of all or substantially all of the assets of the Company; or

(c)           of the voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then, and in each such above case, the Company will send or cause to be sent to the Registered Holder a notice specifying, as the case may be, (i) the record date for such dividend, distribution or right, and the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of shares of Common Stock (or such other securities at the time deliverable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up.  Such notice shall be sent at least 10 days prior to the record date or effective date for the event specified in such notice.

7.           Reservation of Stock.  The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, such number of shares of Common Stock and other securities, cash and/or property, as from time to time shall be issuable upon the exercise of this Warrant.

8.           Exchange or Replacement of Warrants.

(a)           Upon the surrender by the Registered Holder, properly endorsed, to the Company at the principal office of the Company, the Company will, subject to the provisions of Section 4 hereof, issue and deliver to or upon the order of the Registered Holder, at the Company’s expense, a new warrant or warrants of like tenor, in the name of the Registered Holder or as the Registered Holder (upon payment by the Registered Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock (or other securities, cash and/or property) then issuable upon exercise of this Warrant.

(b)           Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new warrant of like tenor.

9.           Notices.  All notices and other communications from the Company to the Registered Holder in connection herewith shall be mailed by certified or registered mail, postage prepaid, or sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, to the address last furnished to the Company in writing by the Registered Holder.  All notices and other communications from the Registered Holder to the Company in connection herewith shall be mailed by certified or registered mail, postage prepaid, or sent via a reputable nationwide overnight delivery service guaranteeing next business day delivery, to the Company at its principal office set forth below.  If the Company should at any time change the location of its principal office to a place other than as set forth below, it shall give prompt written notice to the Registered Holder and thereafter all references in this Warrant to the location of its principal office at the particular time shall be as so specified in such notice. All such notices and communications shall be deemed delivered one business day after being sent via a reputable international overnight courier service guaranteeing next business day delivery.

10.           No Rights as Stockholder.  Until the exercise of this Warrant, the Registered Holder shall not have or exercise any rights by virtue hereof as a shareholder of the Company.

11.           Amendment or Waiver.  Any term of this Warrant may be amended or waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Company and the holders of at least a majority in interest of this Warrant pursuant to the allocation of ownership set forth on Exhibit I hereto.

12.           Section Headings.  The section headings in this Warrant are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties.

13.           Governing Law.  This Warrant will be governed by and construed in accordance with the internal laws of the State of New York (without reference to the conflicts of law provisions thereof).

14.           Facsimile Signatures. This Warrant may be executed by facsimile signature.

[Signature Page to Follow]

EXECUTED as of the Date of Issuance indicated above.

22nd Century Group, Inc.

By:
Name: Joseph Pandolfino
Title: Chief Executive Officer

Address:

9530 Main Street Clarence, NY 14031 Fax No.: (716) 877-3064

EXHIBIT I

PURCHASE FORM

To: 22nd Century Group, Inc.	Dated:

The undersigned, pursuant to the provisions set forth in the attached Warrant (No. ___), hereby irrevocably elects to purchase _______ shares of Common Stock of 22nd Century Group, Inc. covered by such Warrant.

The undersigned intends that payment of the Purchase Price shall be made as:

___________________ a Cash Exercise with respect to ______________Warrant Shares;

and/or

___________________ a Cashless Exercise with respect to _________Warrant Shares.

The undersigned hereby represents and warrants as follows:

(a)  the undersigned is acquiring such shares of Common Stock for its own account for investment and not for resale or with a view to distribution thereof in violation of the Securities Act of 1933, as amended, and the regulations promulgated thereunder (the "Securities Act"); and

(b)  (i) the undersigned is an "accredited investor" as defined in Rule 501 of Regulation D promulgated under the Securities Act and was not organized for the purposes of acquiring the Warrant or such shares of Common Stock or (ii) the undersigned is not a US Person as defined in Regulation S under the Securities Act, and the Warrant is not being exercised on behalf of a US Person.  The undersigned's financial condition is such that it is able to bear the risk of holding such securities for an indefinite period of time and the risk of loss of its entire investment.  The undersigned has sufficient knowledge and experience in investing in companies similar to the Company so as to be able to evaluate the risks and merits of investment in the Company.

The undersigned herewith makes payment of the full Purchase Price for such shares of Common Stock at the price per share provided for in such Warrant.

Signature:
Address:

EXHIBIT II

ASSIGNMENT FORM

FOR VALUE RECEIVED, ______________________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (No. ____) with respect to the number of shares of Common Stock of 22nd Century Group, Inc. covered thereby set forth below, unto:

Name of Assignee	Address	No. of Shares

The undersigned hereby agrees that it will not sell, assign or transfer the right, title and interest in and to the Warrant unless applicable federal and state securities laws have been complied with.

Dated:_____________________

Signature:________________________________

Signature Guaranteed:_______________________

By: _______________________

The signature should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program) pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

Exhibit D

22nd Century Limited, LLC
Confidential Purchaser Questionnaire

22nd Century Group, Inc.
Confidential Purchaser Questionnaire

Before any sale of securities by 22nd Century Group, Inc. can be made to you, this Questionnaire must be completed and returned to:

22nd Century Group, Inc.,
9530 Main Street, Clarence
New York 14031
Attention: Henry Sicignano III, President
Facsimile: (716) 877-3064

1. IF YOU ARE AN INDIVIDUAL PLEASE FILL IN THE IDENTIFICATION QUESTIONS IN (A); IF YOU ARE AN ENTITY PLEASE FILL IN THE IDENTIFICATION QUESTIONS IN (B)

A. INDIVIDUAL IDENTIFICATION QUESTIONS

Name ____________________
Residence Address ____________________
Home Telephone Number ( ) ____________________
Fax Number ( ) ____________________
Date of Birth ____________________
Social Security Number ____________________

B. IDENTIFICATION QUESTIONS FOR ENTITIES

Name ____________________
Address of Principal Place of Business ____________________
State (or Country) of Formation or Incorporation ____________________
Contact Person ____________________
Telephone Number ( ) ____________________
Type of Entity (corporation, partnership trust, etc.) ____________________
Was entity formed for the purpose of this investment?
Yes ___ No ___

2. **DESCRIPTION OF INVESTOR**

The following information is required to ascertain whether you would be deemed an "accredited investor" as defined in Rule 501 of Regulation D under the Securities Act. Please check whether you are any of the following:

- ☐ a corporation or partnership with total assets in excess of $5,000,000, not organized for the purpose of this particular investment
- ☐ private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, a U.S. venture capital fund which invests primarily through private placements in non-publicly traded securities and makes available (either directly or through co-investors) to the portfolio companies significant guidance concerning management, operations or business objectives
- ☐ a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958
- ☐ an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act
- ☐ a trust not organized to make this particular investment, with total assets in excess of $5,000,000 whose purchase is directed by a sophisticated Person as described in Rule 506(b)(2)(ii) of the Securities Act of 1933 and who completed item 4 below of this questionnaire

4830-7701-5566.2

1

☐ a bank as defined in Section 3(a)(2) or a savings and loan association or other institution defined in Section 3(a)(5)(A) of the Securities Act of 1933 acting in either an individual or fiduciary capacity

☐ an insurance company as defined in Section 2(13) of the Securities Act of 1933

☐ an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 (i) whose investment decision is made by a fiduciary which is either a bank, savings and loan association, insurance company, or registered investment advisor, or (ii) whose total assets exceed $5,000,000, or (iii) if a self-directed plan, whose investment decisions are made solely by a Person who is an accredited investor and who completed Part I of this questionnaire;

☐ a charitable, religious, educational or other organization described in Section 501(c)(3) of the Internal Revenue Code, not formed for the purpose of this investment, with total assets in excess of $5,000,000

☐ an entity not located in the U.S. none of whose equity owners are U.S. citizens or U.S. residents

☐ a broker or dealer registered under Section 15 of the Securities Exchange Act of 1934

☐ a plan having assets exceeding $5,000,000 established and maintained by a government agency for its employees

☐ an individual who had individual income from all sources during each of the last two years in excess of $200,000 or the joint income of you and your spouse (if married) from all sources during each of such years in excess of $300,000 and who reasonably excepts that either your own income from all sources during the current year will exceed $200,000 or the joint income of you and your spouse (if married) from all sources during the current year will exceed $300,000

☐ an individual whose net worth as of the date you purchase the securities offered, together with the net worth of your spouse, be in excess of $1,000,000 (exclusive of the value of your principal place of residence)

☐ an entity in which all of the equity owners are accredited investors

☐ an individual or entity which is not a US Person as defined in Regulation S under the Securities Act of 1933 (see attached Schedule A)

3. **BUSINESS, INVESTMENT AND EDUCATIONAL EXPERIENCE**

Occupation ______________________________

Number of Years ______________________________

Present Employer ______________________________

Position/Title ______________________________

Educational Background ______________________________

Frequency of prior investment (check one in each column):

	Stocks & Bonds	Venture Capital Investments
Frequently		
Occasionally		
Never		

4. **SIGNATURE**

The above information is true and correct. The undersigned recognizes that the Company and its counsel are relying on the truth and accuracy of such information in reliance on the exemption contained in Subsection 4(2) of the Securities Act of 1933, as amended, and Regulation D and Regulation S promulgated thereunder. The undersigned agrees to notify the Company promptly of any changes in the foregoing information which may occur prior to the investment.

Executed at __________________, on this ____ day of __________, 2011

____

(Signature)

2

4830-7701-5566.2

Schedule A

"U.S. person" means:

(i) Any natural person resident in the United States;

(ii) Any partnership or corporation organized or incorporated under the laws of the United States;

(iii) Any estate of which any executor or administrator is a U.S. person;

(iv) Any trust of which any trustee is a U.S. person;

(v) Any agency or branch of a foreign entity located in the United States;

(vi) Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

(vii) Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and

(viii) Any partnership or corporation if:

(A) Organized or incorporated under the laws of any foreign jurisdiction; and

(B) Formed by a U.S. person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts.

The following are not "U.S. persons":

(i) Any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States;

(ii) Any estate of which any professional fiduciary acting as executor or administrator is a U.S. person if:

(A) An executor or administrator of the estate who is not a U.S. person has sole or shared investment discretion with respect to the assets of the estate; and

(B) The estate is governed by foreign law;

(iii) Any trust of which any professional fiduciary acting as trustee is a U.S. person, if a trustee who is not a U.S. person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. person;

(iv) An employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country;

(v) Any agency or branch of a U.S. person located outside the United States if:

(A) The agency or branch operates for valid business reasons; and

(B) The agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located; and

(vi) The International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, and their agencies, affiliates and pension plans, and any other similar international organizations, their agencies, affiliates and pension plans.

"United States" means the United States of America, its territories and possessions, any State of the United States, and the District of Columbia.

4830-7701-5566.2

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Exhibit E

Selling Stockholder Questionnaire

Selling Stockholder Questionnaire

To:
22nd Century Group, Inc.
9530 Main Street, Clarence, New York 14031
Attention: Henry Sicignano III, President
Facsimile: (716) 877-3064

Reference is made to the Securities Purchase Agreement (the "Agreement"), made by and among 22nd Century Group, Inc., a Nevada corporation (the "Company") and the Purchasers noted therein.

Pursuant to Section B(12) of the Agreement, the undersigned hereby furnishes to the Company the following information for use by the Company in connection with the preparation of the Registration Statement contemplated by Section E of the Agreement.

(1) Name and Contact Information:
(If you will hold Securities, as contemplated in the Agreement, through more than one entity, whether or not affiliated, please complete a copy of this Questionnaire for each entity.)

Full legal name of record holder as it should appear in the Registration Statement:	______________________________
Address of record holder:	______________________________
Social Security Number or Taxpayer identification number of record holder:	______________________________
Identity of beneficial owner (if different than record holder):	______________________________
Name of contact Person:	______________________________
Telephone number of contact Person:	______________________________
Fax number of contact Person:	______________________________
E-mail address of contact Person:	______________________________
Is the record holder a publicly held entity or a subsidiary of a publicly held entity (i.e., an entity that has a class of securities registered under the Securities Exchange Act of 1934).	Yes ☐ or No ☐

4848-3823-0030.1

(2) Beneficial Ownership of Registrable Securities (i.e. shares purchased pursuant to the agreement):

(a) Number of Securities to be owned by the Selling Stockholder:

____

(b) Number of Securities requested to be registered:

____

(3) Beneficial Ownership of Other Securities of the Company Owned by the Selling Stockholder (i.e. shares obtained independently of the Agreement):

Except as set forth below in this Item (3), the undersigned is not the beneficial or registered owner of any securities of the Company.

Type and amount of other securities beneficially owned by the Selling Stockholder:

____

____

(4) Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

____

____

(5) Affiliations:

(a) Is Selling Stockholder a registered broker-dealer?

____

(b) If the answer to Item 5(a) is yes, will the Selling Stockholder receive the Registrable Securities as compensation for underwriting activities? If yes, provide a brief description of the transaction(s) involved.

____

(c) Is the Selling Stockholder an affiliate of a registered broker-dealer(s)? (For purposes of this response, an "affiliate" of, or Person "affiliated" with, a specified

4848-3823-0030.1

2

Person is a Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the Person specified.)

____

(d) If the answer to Item (5)(c) is yes, identify the registered broker-dealer(s) and describe the nature of the affiliation(s):

____

(e) If the answer to Item (5)(c) is yes, will the Selling Stockholder acquire the Registrable Securities in the ordinary course of business? If not, please explain.

____

(f) If the answer to Item (5)(c) is yes, did the Selling Stockholder, at the time of purchase of the Registrable Securities, have any agreements, plans or understandings, directly or indirectly, with any Person to distribute the Registrable Securities? If yes, please explain.

____

(6) Voting or Investment Control over the Registrable Securities:

If the Selling Stockholder is not a natural Person, please identify all of the natural Person or Persons who have voting or investment control over the Registrable Securities listed in Item (2) above and their relation to the Selling Stockholder:

____

(7) If you have specific language regarding any of the above information that you would like included as a footnote to the Selling Stockholder section of the Registration Statement, please so state (attached additional pages if necessary)[1]:

____

[1]No representation is made that such language will be included in the Registration Statement in the exact form provided.

[*The remainder of this page has intentionally been left blank. Please continue to the following page.*]

4848-3823-0030.1

3

Pursuant to Section E(3) of the Agreement, the undersigned acknowledges that the Company may, by notice to each Purchaser at its last known address, suspend or withdraw the Registration Statement and require that the undersigned immediately cease sales of Registrable Securities pursuant to the Registration Statement under certain circumstances described in the Agreement. At any time that such notice has been given, the undersigned may not sell Registrable Securities pursuant to the Registration Statement.

The undersigned hereby further acknowledges that pursuant to Section E(3)(b) of the Agreement, the undersigned shall indemnify the Company and each of its directors and officers against, and hold the Company and each of its directors and officers harmless from, any losses, claims, damages, expenses or liabilities (including reasonable attorneys fees) to which the Company or its directors and officers may become subject by reason of any statement or omission in the Registration Statement made in reliance upon, or in conformity with, a written statement by the undersigned, including the information furnished or omitted in this Questionnaire by the undersigned.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items (1) through (7) above and the inclusion of such information in the Registration Statement, any amendments thereto and the related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

The undersigned has reviewed the answers to the above questions and affirms that the same are true, complete and accurate. THE UNDERSIGNED AGREES TO NOTIFY THE COMPANY IMMEDIATELY OF ANY CHANGES IN THE FOREGOING INFORMATION.

Dated: ____________________

____
Signature of Record Holder
(Please sign your name in exactly the same manner as the certificate(s) for the shares being registered)

4848-3823-0030.1

4

Exhibit F

Anti-Money Laundering Information Form

Anti-Money Laundering Information Form

Please complete and return this form, along with the requested documentation to:

22nd Century Group, Inc.,
9530 Main Street, Clarence
New York 14031
Attention: Henry Sicignano III, President
Facsimile: (716) 877-3064

PURCHASER NAME: ______________________________

LEGAL ADDRESS: ______________________________

____

SSN# or TAX ID# of PURCHASER: ______________________________

IDENTIFICATION & DOCUMENTATION AND SOURCE OF FUNDS:

1. Please submit a copy of non-expired identification for the authorized signatory(ies) on the Securities Purchase Agreement, showing name, date of birth, address and signature. **The address shown on the identification document MUST match the Purchaser's address as shown on the signature page to the Securities Purchase Agreement.**

   Current Driver's License or Valid Passport or Identity Card
   (Circle one or more)

2. If the Purchaser is a corporation, limited liability company, trust or other type of entity, please submit the following requisite documents: (i) Articles of Incorporation, By-Laws, Certificate of Formation, Operating Agreement, Trust or other similar documents for the type of entity; and (ii) Corporate Resolution or power of attorney or other similar document granting authority to signatory(ies) and designating that they are permitted to make the proposed investment.

3. Please advise where the funds were derived from to make the proposed investment:

   Investments or Savings or Proceeds of Sale or Other______________
   (Circle one or more)

Signature: ______________________

Print Name: ______________________

Title (if applicable): ________________

Date: ______________________

4816-8398-2350.2